Exhibit 10.2

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SHARES OF COMMON STOCK IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE ISSUER OF THESE SHARES OF COMMON STOCK), SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: September 26, 2013
WOUND MANAGEMENT TECHNOLOGIES, INC.

(Organized under the laws of the State of Texas)

WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

THIS IS TO CERTIFY that, for value received, WELLENTERPRISES USA, LLC, a Florida limited liability company and its assigns (collectively, the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, up to a number of shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of WOUND MANAGEMENT TECHNOLOGIES, INC., a Texas corporation (the “Company”), equal to the lesser of (a) four and nine-tenths percent (4.9%) of the Fully-Diluted Common Stock (as defined below) at the time of exercise of this Warrant, or (b) 4,500,000, at a purchase price of $0.06 per Share (the “Exercise Price”), subject to adjustment as provided below, and to receive certificate(s) for the Shares so purchased.  This Warrant for the Purchase of Shares of Common Stock (this “Warrant”) is issued in connection with that certain Shipping and Consulting  Agreement, of even date herewith, by and between an Affiliate of Holder and the Company (the “Consulting Agreement”).

1. Definitions.  As used herein, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such person.  For purposes of this definition, “control,” “controlled by” and “under common control with,” as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person, whether through the ownership of voting securities, by contract or otherwise.  In addition, an “Affiliate” of Holder shall specifically include each of the members of Holder and each of the members and/or equity holders of the members of Holder.

“Business Day” shall mean any day other than: (i) Saturday or Sunday or (ii) a legal holiday on which banks in the State of Texas are authorized to be closed for business.

“Common Stock Equivalents” means all rights, warrants, options (including, without limitation, any options or other securities issued under any plan of the Company), convertible securities, interests, indebtedness, exchangeable securities, or other rights, exercisable for or convertible into, directly or indirectly, Common Stock or other capital stock of the Company and securities convertible for or exchangeable into shares of Common Stock or other capital stock of the Company, whether at the time of issuance, upon the passage of time or upon the occurrence of some future event.

“Fully-Diluted Common Stock” means, at any time, the then outstanding shares of Common Stock plus all shares of capital stock of the Company issuable, whether at such time, upon the passage of time or upon the occurrence of some future event, upon the exercise, conversion or exchange of all then outstanding Common Stock Equivalents.

2. Exercise Period and Vesting.  The exercise period is the period beginning on the date of this Warrant (the “Issuance Date”) and ending at 5:00 p.m., Dallas, Texas time, on the later of (a) September 30, 2018  (the “Exercise Period”).  This Warrant is vested in full as of the Issuance Date.  This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.  The Company represents and warrants to Holder that the Company currently has reserved, and will have reserved during the entire term of the Exercise Period, sufficient shares of Common Stock in order to allow for the exercise in full of this Warrant by Holder at any time during the Exercise Period, and the Company will cause a sufficient number of shares of Common Stock to always be reserved for the exercise in full of this Warrant during the Exercise Period.

3. Exercise of Warrant.

(a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or during the Exercise Period by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise in the form attached hereto as Exhibit A (the “Notice of Exercise”); provided, however, within five (5) Business Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company, and the Company shall have received payment of the aggregate Exercise Price of the Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  Certificates for Shares purchased hereunder shall be delivered to the Holder no later than three (3) Business Days after the delivery to the Company of the Notice of Exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Shares Delivery Date”).

(b) If this Warrant shall have been exercised in part, then the Company shall, within ten (10) days after such exercise, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

4. Transferability and Exchange.

(a) This Warrant, and the Shares, may not be sold, transferred, pledged or hypothecated without (i) the prior written approval of the Company, and (ii) the Company having received an opinion of counsel, or other evidence reasonably satisfactory to it, that such transfer is not in violation of the Securities Act or any applicable state securities laws.  Subject to the satisfaction of the aforesaid condition, this Warrant and the Shares shall be transferable from time to time by the Holder to Affiliates (as defined below) of Holder upon written notice to the Company.  In addition to the conditions above, any other sale, assignment, pledge, or other transfer of this Warrant (including by merger or operation of law, which shall be deemed to be an assignment), shall require the prior written consent of the Company.  If this Warrant is transferred, in whole or in part, in accordance with the provisions above, the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of Shares that such transferee is entitled to purchase pursuant to such transfer.  The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing the Shares issuable upon exercise of this Warrant or any replacement Warrants.  Only a registered Holder may enforce the provisions of this Warrant against the Company.  A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto, together with funds sufficient to pay related transfer taxes (if any).  This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender.

4. Adjustments to Exercise Price.  The Exercise Price is subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 5.  For the purpose of this Section 5, “Common Shares” means shares of Common Stock and other capital stock of the Company, however designated, which have the right to participate in any dividends or distributions of the Company, now or hereafter created.

(a) In case the Company shall (i) make a distribution in Common Shares or other securities, (ii) subdivide its outstanding Common Shares into a greater number of Common Shares, (iii) combine its outstanding Common Shares into a smaller number of Common Shares, or (iv) issue by reclassification of its Common Shares or other securities of the Company, then the Exercise Price in effect at the time of any event specified above shall be appropriately adjusted (increased or decreased) to reflect such event such that the aggregate Exercise Price payable for all Shares purchasable hereunder shall not change as a result of such event (but the Exercise Price for a single share of Common Stock may change as a result thereof).

(b) Notwithstanding any provision herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this subsection (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 5 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

(c) In the event that at any time, as a result of an adjustment made pursuant to subsection (a) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any securities of the Company other than Shares, thereafter the number of such other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Shares contained in this Section 5, and the other provisions of this Warrant shall apply on like terms to any such other securities.

(d) If the Company merges or consolidates into or with another entity, or if another entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing entity and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another entity or person (each, a “Transaction”), and (2) as a result thereof, the Holder will be receiving at least an amount equal to the then applicable Exercise Price per Share, then the Company shall have the right to require that the Holder of the Warrant exercise the purchase rights represented by this Warrant in accordance with Section 3 immediately before the Transaction.  If the Company does not so require exercise of the Warrant, then as a condition to such Transaction, lawful and adequate provision shall be made whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the Shares that would have been issuable if this Warrant had been exercised immediately before the Transaction, such units, stock, securities, or assets as the Holder would have owned immediately after the Transaction if the Holder had exercised this Warrant immediately before the effective date of the Transaction.

5. Status of Shares.  The Company covenants and agrees that all Shares purchased upon the exercise of this Warrant will be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

6. No Impairment.  The Company shall not, by amendment of its Certificate of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

7. Notices to Holder.

(a) Upon any adjustment of the Exercise Price pursuant to Section 5 above, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment.  Such notice shall include the Exercise Price (and/or the number of Shares purchasable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company’s method of calculation and the facts upon which such calculations were based.  Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 8.

(b) In the event of (i) any Transaction, (ii) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends, distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (iii) any capital reorganization of the Company, or reclassification or recapitalization of the securities of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (iv) any voluntary or involuntary dissolution or winding up of the Company, (v) then and in each such event the Company will give the Holder a written notice specifying, as the case may be (1) the record date for the purpose of such distribution or right, and stating the amount and character of such distribution or right; or (2) the date on which any such Transaction, reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their Common Stock (or such other stock securities) for securities or other property deliverable upon such event.  Any such notice shall be given at least fourteen (14) days prior to the earliest date therein specified.

(c) The parties hereto acknowledge and agree that in granting Holder the rights under this Warrant to acquire four and nine-tenths percent (4.90%) of the Common Stock of Company, Holder is consciously avoiding the reporting requirements required under Section 13(d) and 13(g) of the United States Securities and Exchange Act of 1934 (the “Securities Exchange Act”) and that avoiding such reporting requirements is a material condition to Holder entering into this Agreement.  Prior to taking any action that would subject Holder to the reporting requirements set forth in Section 13(d) or Section 13(g) of the Securities Exchange Act, Company will provide Holder with sixty (60) days written notice prior to taking such action so as to allow Holder to take such actions as Holder may deem necessary or appropriate to avoid such reporting requirements.

8. Holder Not Deemed a Stockholder; Limitations on Liability.   Prior to the issuance to Holder of any Common Stock to which Holder is then entitled to receive upon a due exercise of all or any portion of this Warrant, Holder shall not be entitled to vote or receive dividends, and shall not be deemed the holder of shares of capital stock of Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon Holder any of the rights of a stockholder of Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on Holder to purchase any securities or as a stockholder of Company, whether such liabilities are asserted by Company or by creditors of Company.  Notwithstanding the foregoing, Company shall provide Holder with copies of the same notices and other information given to the stockholders of Company generally, contemporaneously with the giving thereof to the stockholders.

9. Additional Covenants of the Company.  The Company shall not, by amendment of its Articles of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.  Without limiting the generality of the foregoing, the Company will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares, and to protect the exercise rights of the Holder against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

10. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

11. Notices.  The Company agrees to maintain a ledger of the ownership of this Warrant (the “Ledger”).  Any notice hereunder shall be given by registered or certified mail if to the Company, at its principal executive office and, if to the Holder, to its address shown in the Ledger of the Company; provided, however, that the Holder may at any time on three (3) days written notice to the Company designate or substitute another address where notice is to be given.  Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

12. Holder Representations. With respect to this Warrant, as of the date of the Warrant, Holder hereby represents and warrants to the Company as follows:

(a) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s state of development so as to be able to evaluate the risks and merits of its investment in the Company and the speculative nature thereof and it is able financially to bear the risks of the entire loss thereof;

(b) it has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management;

(c) this Warrant are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof; and

(d) it understands that (i) this Warrant (and any shares issuable upon the exercise hereof) have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 504, 505 or 506 of Regulation D promulgated under the Securities Act, (ii) this Warrant (and any shares issuable upon the exercise hereof) may be required to be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities law or is exempt from such registration, (iii) this Warrant will bear a legend to such effect, (iv) the Company will make a notation on its transfer books to such effect, and (v) this Warrant has not been registered under applicable state securities law by reason of their issuance in a transaction exempt from the registration requirements thereof.

13. Severability.  Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

14. Amendment.  The terms and provisions of this Warrant may not be modified, amended or terminated without the prior written consent of the Holder and the Company.

15. Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the principles of choice of laws thereof.

16. Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedy.

17.  Entire Agreement.  This Warrant and the Consulting Agreement (including the Exhibits attached hereto and thereto) together constitute the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

18. Opportunity to Consult.  Each party acknowledges it had the opportunity to consult and have the advice of independent legal counsel in connection with the execution and delivery of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

WOUND MANAGEMENT TECHNOLOGIES, INC.

By:	/s/ Robert Lutz, Jr.
Robert Lutz, Jr.
Chief Executive Officer

EXHIBIT A

Notice of Exercise

To:           Wound Management Technologies, Inc.

The undersigned, the Holder of the attached Warrant For The Purchase Of Shares Of Common Stock, dated September ______, 2013, issued by Wound Management Technologies, Inc., a Texas corporation (the “Company”), to WellEnterprises USA, LLC, a Florida limited liability company (the “Warrant”), hereby irrevocably elects to exercise the purchase right represented by the Warrant for, and to purchase thereunder, _______ Shares (as such term is defined in the Warrant). The undersigned has included with this Notice of Exercise the purchase price of such Shares in full.

The undersigned hereby requests that the Certificate(s) for such securities be issued in the name(s) and delivered to the address(es) as follows:

Name:

Address:

Social Security Number:

Deliver to:

Address:

If the foregoing subscription evidences an exercise of the Warrant to purchase fewer than all of the Shares (or other securities or property) to which the undersigned is entitled under the Warrant, please issue a new Warrant, of like tenor, for the remaining portion of the Warrant (or other securities or property) in the name(s), and deliver the same to the address(es) as follows:

Dated: ___________________.

If undersigned is an individual:	If undersigned is an entity:
(Print Name of Entity)

By:	By:
Printed:	Name:
Address:	Title:

Address:

(SS # of Holder)	(TIN of Holder)

A-1

EXHIBIT B

Assignment Form

(TO ASSIGN THE FOREGOING WARRANT, EXECUTE THIS FORM
AND SUPPLY REQUIRED INFORMATION.
DO NOT USE THIS FORM TO EXERCISE THE WARRANT)

FOR VALUE RECEIVED, the undersigned hereby transfers all of the undersigned’s rights, titles and interests in, to and under the Warrant For The Purchase Of Shares Of Common Stock, issued by Wound Management Technologies, Inc., a Texas corporation, to Wellenterprises USA, LLC, a Florida limited liability company (the “Warrant”), which original Warrant is enclosed herewith, to ____________________________________ whose address is _________________________________________________.

Dated:  ______________, _______

If undersigned is an individual:	If undersigned is an entity:
(Print Name of Entity)

By:	By:
Name:	Name:
Address:	Title:

Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

B-1